UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2023
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware
(State or other jurisdiction of incorporation)

001-37860	81-3434516
(Commission File Number)	(IRS Employer Identification No.)

1678 S. Pioneer Road, Salt Lake City, Utah	84104
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Varex Imaging Corporation (the “Company”) was held on February 9, 2023. At the Annual Meeting, a total of 37,183,831 shares of Company common stock, representing approximately 93% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies. The final results for the votes of the Annual Meeting regarding each proposal voted on at the Annual Meeting are set forth in the following tables. Each of these proposals is described in detail in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 28, 2022 (the “Proxy Statement”).

Proposal One:
The Company’s stockholders elected Kathleen L. Bardwell, Jocelyn D. Chertoff, Timothy E. Guertin, Jay K. Kunkel, Walter M Rosebrough, Jr., Sunny S. Sanyal and Christine A. Tsingos to serve as directors until the 2024 Annual Meeting of Stockholders:

	For	Withheld	Abstain	Broker Non-Votes
Kathleen L. Bardwell	34,529,063	402,687	19,647	2,232,434
Jocelyn D. Chertoff	34,263,643	666,954	20,800	2,232,434
Timothy E. Guertin	34,335,506	595,510	20,381	2,232,434
Jay K. Kunkel	34,473,339	453,963	24,095	2,232,434
Walter M Rosebrough, Jr.	34,262,291	665,279	23,827	2,232,434
Sunny S. Sanyal	34,399,299	529,942	22,156	2,232,434
Christine A. Tsingos	34,048,709	883,794	18,894	2,232,434

Proposal Two:
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
32,392,391	2,521,496	37,510	2,232,434

Proposal Three:
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2023:

For	Against	Abstain
37,065,082	65,152	53,597

Item 8.01	Other Events
Following the Annual Meeting, on February 10, 2023, the Company's Board of Directors (the “Board”) elected Walter M Rosebrough, Jr. to succeed Ruediger Naumann-Etienne as Chair of the Board to fill the vacancy created by Mr. Naumann-Etienne’s retirement from the Board.

Item 9.01	Financial Statements and Exhibits
    (d)     Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: February 10, 2023	By:	/s/ Kimberley E. Honeysett
Kimberley E. Honeysett
Senior Vice President, Chief Legal Officer, General Counsel, and Corporate Secretary